Exhibit 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Benjamin F. Harmon, IV and James M. Dahmus, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of SGS International, Inc. (the “Company”) or in the capacity of Director of the Company), to sign the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 and any and all amendments thereto, and to take all such other action which they or either of them may consider necessary or desirable in connection therewith; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall expire on the 31st day of March, 2010.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 12th day of March, 2009.

/s/ Joseph M. Silvestri
Joseph M. Silvestri

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Benjamin F. Harmon, IV and James M. Dahmus, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of SGS International, Inc. (the “Company”) or in the capacity of Director of the Company), to sign the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 and any and all amendments thereto, and to take all such other action which they or either of them may consider necessary or desirable in connection therewith; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall expire on the 31st day of March, 2010.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 12th day of March, 2009.

/s/ John P. Civantos
John P. Civantos

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Benjamin F. Harmon, IV and James M. Dahmus, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of SGS International, Inc. (the “Company”) or in the capacity of Director of the Company), to sign the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 and any and all amendments thereto, and to take all such other action which they or either of them may consider necessary or desirable in connection therewith; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall expire on the 31st day of March, 2010.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 12th day of March, 2009.

/s/ Thomas L. Hammond
Thomas L. Hammond